UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

(Exact name of registrant as specified in charter)

530 Fifth Avenue, 26th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
530 Fifth Avenue
26th Floor
New York, New York 10036
(Name and address of agent for service)

Copy to:
John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant’s telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

General

American

Investors

2019

Annual

Report

GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2019	2018
Net assets applicable to Common Stock - December 31	$1,081,697,614	$896,789,202
Net investment income	8,218,332	8,173,881
Net realized gain	60,896,277	59,267,989
Net increase (decrease) in unrealized appreciation	227,762,298	(139,146,694)
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)

Per Common Share - December 31
Net asset value	$43.70	$34.51
Market price	$37.74	$28.44
Discount from net asset value	-13.6%	-17.6%

Common Shares outstanding - December 31	24,753,191	25,984,054
Market price range* (high-low)	$38.41-$28.28	$37.26-$27.09
Market volume - shares	9,705,681	12,069,886
*Unadjusted for divident payments.

DIVIDEND SUMMARY (per share) (unaudited)
Record Date	Payment Date	Ordinary Income	Long-Term Capital Gain	Total

Common Stock

Nov. 18, 2019	Dec. 30, 2019	$0.387946	$2.062054	$2.450000
Total from 2019 earnings

Nov. 19, 2018	Dec. 28, 2018	$0.293862	$1.956138	$2.250000
Total from 2018 earnings

Preferred Stock

Mar. 7, 2019	Mar. 25, 2019	$0.058885	$0.312990	$0.371875
Jun. 7, 2019	Jun. 24, 2019	0.058885	0.312990	0.371875
Sept. 9, 2019	Sept. 24, 2019	0.058885	0.312990	0.371875
Dec. 9, 2019	Dec. 24, 2019	0.058885	0.312990	0.371875
Total for 2019		$0.235540	$1.251960	$1.487500

Mar. 7, 2018	Mar. 26, 2018	$0.048567	$0.323308	$0.371875
Jun. 7, 2018	Jun. 25, 2018	0.048567	0.323308	0.371875
Sept. 7, 2018	Sept. 24, 2018	0.048567	0.323308	0.371875
Dec. 7, 2018	Dec. 24, 2018	0.048567	0.323308	0.371875
Total for 2018		$0.194268	$1.293232	$1.487500

General American Investors Company, Inc.

530 Fifth Avenue, New York, NY 10036

(212) 916-8400 (800) 436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

TO THE STOCKHOLDERS

General American Investors

G

eneral American Investors’ net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 35.1% for the year ended December 31, 2019. The U.S. stock market was up 31.5% for the year, as measured by our benchmark, the Standard & Poor’s 500 Stock Index (including income). The return to our Common Stockholders increased by 41.5% and the discount at which our shares traded to their NAV continued to fluctuate and on December 31, 2019, it was 13.6%.

The table that follows provides a comprehensive presentation of our performance and compares our returns on an annualized basis with the S&P 500.

Years	Stockholder Return (Market Value)	NAV Return	S&P 500
3	15.6%	14.1%	15.3%
5	9.5	9.9	11.7
10	11.8	11.4	13.6
20	7.2	7.1	6.0
30	11.5	11.2	9.9
40	13.1	12.8	11.8
50	11.7	12.1	10.6

The U.S. equity markets in 2019 experienced their strongest performance since 2013. Likewise, General American’s portfolio outperformed the S&P 500 and the share price benefitted further from a reduction in the shares’ discount to net asset value. The market’s advance appears to have been built on late 2018’s investor dismay with harsh U.S. - Sino trade rhetoric amid escalating tariffs, fear of the resulting margin compression of changing corporate supply chains, and a hawkish monetary policy. Within the first days of 2019 those headwinds began to dissipate when Federal Reserve Chairman Powell suggested that the Fed’s tightening of monetary policy could be finished. The Fed followed, through the year, with three cuts in policy rates as well as adoption of quantitative easing in response to unusual behavior in short-term funding markets, effectively reversing a significant portion of its prior tightening actions. As the year entered its later months, investor sentiment improved from relatively depressed levels as the U.S. neared completion of its phase one trade deal with China.

While the year’s strong returns are worth celebrating, they do not tell the full story. As world economies weakened throughout the year, U.S. companies’ revenue growth diminished and profit margins compressed due to stronger employment data and elevating wages, as well as increased supply chain costs. At mid-year, national purchasing manager surveys were foretelling the possibility of impending recession. As the Fed and other central banks reacted to the slowdown by lowering benchmark rates among other policy tools, short-term interest rates fell and economies began to recuperate. Given that declines in interest rates often behave like a lever to price-to-earnings ratios, multiple expansion occurred and accounted for nearly 85% of the advance in the S&P 500.

Since stimulus can act with a lengthy delay, it is perhaps not surprising that in the fourth quarter purchasing manager surveys and other leading indicators began to flash a modest recovery for world economies. Likewise, improved probability for passage of USMCA and a phase one deal with China has led to markedly improved consumer confidence and corporate management sentiment surveys.

2020 may be the year volatility increases as the market transitions from price-to-earnings multiple expansion, due to interest rate declines, to improved revenue and earnings growth prospects. Equity markets appear frothier but valuations, though elevated, seem fair especially when compared to fixed income yield alternatives. While concerned with the concentration of the advance in a few companies’ shares within the S&P 500, we remain constructive on the equity market’s long-term performance. A broadening of participation in the rally has been noted by many analysts. And though the potential for price corrections are ever present, it appears that the underlying U.S. and world economies have a number of favorable tail-winds: principally stimulative central bank policies and increased vigilance by fiscal policy leaders.

By Order of the Board of Directors,

Jeffrey W. Priest

President and Chief Executive Officer

January 29, 2020

THE COMPANY

General American Investors

Corporate Overview

General American Investors, established in 1927, is one of the nation’s oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company’s investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. The Directors have a broad range of experience in business and financial affairs.

Portfolio Manager

Mr. Jeffrey W. Priest, has been President of the Company since February 1, 2012 and has been responsible for the management of the Company since January 1, 2013 when he was appointed Chief Executive Officer and Portfolio Manager. Mr. Priest joined the Company in 2010 as a senior investment analyst and has spent his entire 30-year business career on Wall Street. Mr. Priest succeeds Mr. Spencer Davidson who served as Chief Executive Officer and Portfolio Manager from 1995 through 2012.

“GAM” Common Stock

As a closed-end investment company, the Company does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold in the same manner as all listed stocks. Net asset value is computed and published on the Company’s website daily (on an unaudited basis) and is also furnished upon request. It is also available on most electronic quotation services using the symbol “XGAMX.” Net asset value per share (NAV), market price, and the discount or premium from NAV as of the close of each week, is published in Barron’s and The Wall Street Journal, Monday edition.

Shares of the Company usually sell at a discount to NAV, as do the shares of most other domestic equity closed-end investment companies.

Since March 1995, the Board of Directors has authorized the repurchase of Common Stock in the open market when the shares trade at a discount to NAV of at least 8%. To date, 29,294,809 shares have been repurchased.

“GAM Pr B”
Preferred
Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate). The Preferred Shares are rated “A1” by Moody’s Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). The Preferred Shares are available to leverage the investment performance of the Common Stockholders; higher market volatility for the Common Stockholders may result.

The Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25 per share. To date, 395,313 shares have been repurchased.

THE COMPANY

General American Investors

Dividend
and
Distribution
Policy

The Company’s dividend and distribution policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized and available or ordinary income is earned during the last two months of the year, a “spill-over” distribution of these amounts may be paid. Dividends and distributions on shares of Preferred Stock are paid quarterly. Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2019 (except for the year 1974). (A table listing dividends and distributions paid during the 20-year period 2000-2019 is shown at the bottom of page 4.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash.

Proxy Voting
Policies,
Procedures
and Record

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the 12-month period ended June 30, 2019 are available: (1) without charge, upon request, by calling the Company at its toll-free number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Direct
Registration

The Company makes available direct registration for its Common Shareholders. Direct registration, an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Distributions & Reports, then Report Downloads.

Privacy
Policy and
Practices

The Company collects nonpublic personal information about its direct stockholders with respect to their transactions in shares of the Company’s securities (those stockholders whose shares are registered directly in their names). This information includes the stockholder’s address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company’s securities in “street name” registration.

We do not disclose any nonpublic personal information about our current or former stockholders to anyone, except as permitted by law. We restrict access to nonpublic personal information about our stockholders to those few employees who need to know that information to perform their responsibilities. We maintain safeguards to comply with federal standards to secure our stockholders’ information.

INVESTMENT RESULTS (UNAUDITED)

General American Investors

T

he investment return for a Common Stockholder of General American Investors (GAM) over the 20 years ended December 31, 2019 is shown in the table below and in the accompanying chart. The return based on GAM’s net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 2000.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends and distributions at the market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the reinvestment prices indicated above.

Standard & Poor’s 500 Return is the total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The following tables and graph do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

	GENERAL AMERICAN INVESTORS				STANDARD & POOR’S 500
	Stockholder Return		Net Asset Value Return		Return
Year	Cumulative Investment	Annual Return	Cumulative Investment	Annual Return	Cumulative Investment	Annual Return
2000	$11,910	19.10%	$11,764	17.64%	$9,091	-9.09%
2001	12,426	4.33	11,623	-1.20	8,010	-11.89
2002	9,045	-27.21	8,947	-23.02	6,237	-22.14
2003	11,488	27.01	11,399	27.40	8,018	28.56
2004	12,497	8.79	12,581	10.37	8,883	10.79
2005	14,672	17.40	14,619	16.20	9,312	4.83
2006	17,134	16.78	16,408	12.24	10,770	15.66
2007	18,628	8.72	17,723	8.01	11,353	5.41
2008	9,649	-48.20	10,098	-43.02	7,144	-37.07
2009	13,206	36.86	13,338	32.08	9,034	26.45
2010	15,351	16.24	15,380	15.31	10,395	15.06
2011	14,539	-5.29	14,939	-2.87	10,616	2.13
2012	17,413	19.77	17,524	17.31	12,314	15.99
2013	23,372	34.22	23,365	33.33	16,304	32.41
2014	25,550	9.32	24,875	6.46	18,536	13.69
2015	24,185	-5.34	24,487	-1.56	18,798	1.41
2016	26,021	7.59	26,857	9.68	21,050	11.98
2017	31,540	21.21	31,793	18.38	25,645	21.83
2018	28,427	-9.87	29,558	-7.03	24,522	-4.38
2019	40,236	41.54	39,924	35.07	32,244	31.49

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (2000-2019) (UNAUDITED)
Earnings Source					Earnings Source
Year	Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Year	Income	Short-Term Capital Gains	Long-Term Capital Gains
2000	$0.480	$1.550	$6.160	—	2010	$0.081	$0.033	$0.316
2001	0.370	0.640	1.370	—	2011	0.147	0.011	0.342
2002	0.030	—	0.330	—	2012	0.215	0.015	1.770
2003	0.020	—	0.590	—	2013	0.184	—	1.916
2004	0.217	—	0.957	—	2014	0.321	0.254	2.925
2005	0.547	0.041	1.398	—	2015	0.392	—	0.858
2006	0.334	—	2.666	—	2016	0.283	—	2.997
2007	0.706	0.009	5.250	—	2017	0.578	—	3.012
2008	0.186	—	0.254	—	2018	0.294	—	1.956
2009	0.103	0.051	0.186	$0.010	2019	0.388	—	2.062

Total return on $10,000 investment for 20 years ended December 31, 2019

This table shows dividends
and distributions on the
Company’s Common Stock
for the prior 20-year period.
Amounts shown are based
upon the year in which the
income was earned, not the
year paid. Spill-over
payments made after
year-end are attributable
to income and gains earned
in the prior year.

INVESTMENT RESULTS (UNAUDITED)

General American Investors

20-YEAR INVESTMENT RESULTS

ASSUMING AN INITIAL INVESTMENT OF $10,000CUMULATIVE VALUE OF INVESTMENT

PORTFOLIO DIVERSIFICATION (UNAUDITED)
Industry Category	Cost (000)	Value (000)	% Common Net Assets*
Financials
Banks	$13,008	$48,092	4.5%
Diversified Financials	4,466	58,018	5.3
Insurance	34,149	126,918	11.7
	51,623	233,028	21.5
Information Technology
Semiconductors & Semiconductor Equipment	13,168	79,192	7.4
Software & Services	18,750	68,374	6.3
Technology, Hardware & Equipment	27,589	72,449	6.7
	59,507	220,015	20.4
Consumer Staples
Food, Beverage & Tobacco	35,622	89,161	8.3
Food & Staples Retailing	2,575	25,042	2.3
Household & Personal Products	15,024	30,456	2.8
	53,221	144,659	13.4
Industrials
Capital Goods	43,143	61,838	5.7
Commercial & Professional Services	8,408	53,589	5.0
Transportation	23,062	26,112	2.4
	74,613	141,539	13.1
Consumer Discretionary
Retailing	48,354	140,834	13.0

Communication Services
Media & Entertainment	60,999	86,899	8.0
Telecommunication Services	18,544	26,860	2.5
	79,543	113,759	10.5
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	43,800	79,199	7.3
Energy	56,000	66,451	6.2
Miscellaneous**	25,849	27,959	2.6
Materials	9,005	7,725	0.7
	501,515	1,175,168	108.7
Short-Term Securities	101,921	101,921	9.4
Total Investments	$603,436	1,277,089	118.1
Liabilities in Excess of Other Assets		(5,274)	(0.5)
Preferred Stock		(190,117)	(17.6)
Net Assets Applicable to Common Stock		$1,081,698	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to financial statements)

The diversification of the
Company’s net assets
applicable to its Common
Stock by industry group as
of December 31, 2019 is
shown in the table.

MAJOR STOCK CHANGES(a): THREE MONTHS ENDED DECEMBER 31, 2019 (UNAUDITED)

General American Investors

		Net Shares Transacted	Shares Held
Increases:
New Positions	The Boeing Company	45,000	45,000
	Booking Holdings Inc.	4,300	4,300
	ViacomCBS Inc. - Class B	49,314	49,314	(b)

Additions	Cleveland-Cliffs Inc.	50,000	919,669
	Corbus Pharmaceuticals Holdings, Inc.	75,000	632,400
	Delta Air Lines, Inc.	10,000	446,511
	Kindred Biosciences, Inc.	22,169	516,496
	Nuance Communications, Inc.	113,914	644,655
	Pfizer Inc.	35,000	365,808
	Pioneer Natural Resources Company	8,056	59,000
	Valneva SE	250,000	950,000
	Vodafone Group plc ADR	41,606	384,506
	The Walt Disney Company	30,800	80,800

Decreases:
Eliminations	Applied DNA Sciences, Inc. - Warrants	281,409	—
	CBS Corporation - Class B	371,794	—	(b)
	Elanco Animal Health Incorporated	209,683	—
	FireEye, Inc.	361,240	—
	The Kroger Co.	315,782	—
	Macy’s, Inc.	450,100	—
	QUALCOMM Incorporated	80,036	—
	Valaris plc (a)	331,250	—
	Venator Materials PLC	1,189,536	—

Reductions	Cisco Systems, Inc.	30,886	600,000
	Diageo plc ADR	10,000	83,210
	eBay Inc.	50,000	138,800
	EOG Resources, Inc.	20,000	100,725
	GCI Liberty, Inc. - Class A	35,000	274,199
	InterDigital, Inc.	26,800	152,337
	Intra-Cellular Therapies, Inc.	10,000	331,527
	JPMorgan Chase & Co.	27,300	155,000
	New York Community Bancorp, Inc.	150,000	650,000
	Paratek Pharmaceuticals, Inc.	105,337	644,323
	Phillips 66	30,000	113,000
	Target Corporation	15,000	161,800
	VBI Vaccines, Inc.	867,592	1,306,672

(a)Common shares unless otherwise noted.

(b)Results of a merger of CBS Corporation into ViacomCBS Inc.

(see notes to financial statement)

Ten largest investment holdings (UNAUDITED)

General American Investors

	Shares	Value	% Common Net Assets
The Tjx Companies, Inc. Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions in the U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide ongoing growth opportunities.	1,055,037	$64,420,559	6.0%
Microsoft Corporation Microsoft is a leading global provider of software, services and hardware devices. The company produces the Windows operating system, Office productivity suite, Azure public cloud service, and Xbox gaming console.	360,686	56,880,182	5.3
Republic Services, Inc. Republic Services is a leading provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate significant free cash flow.	597,895	53,589,329	5.0
Asml Holding N.V. ASML is the leading global provider of lithography systems for the semiconductor industry, manufacturing highly complex equipment critical to the production of integrated circuits or microchips. ASML has established a dominant market share in next-generation lithography even as that market grows its share of semiconductor capex budgets. ASML has strong growth prospects, healthy margin leverage, shareholder-friendly capital allocation, and a moderate risk profile.	170,850	50,561,349	4.7
Alphabet Inc. Alphabet is a global technology firm with a dominant market share in internet search, online advertising, desktop, and mobile operating systems, as well as a growing share of cloud computing platforms. Alphabet has a wide competitive moat, a strong business franchise, a reasonable valuation, several positive potential catalysts, and manageable risks.	35,500	47,464,210	4.4
Arch Capital Group Ltd. Arch Capital, a Bermuda-based insurer/reinsurer, generates premiums of approximately $7.5 billion and has a high quality, well-reserved balance sheet. This company has a strong management team that exercises underwriting discipline, expense control, and capital management resulting in above-average earnings and book value growth.	1,080,000	46,321,200	4.3
Berkshire Hathaway Inc. - Class A Berkshire Hathaway is a holding company owning many well-operated subsidiaries mainly in the insurance, railroad, utility/energy, aerospace, manufacturing, retail, and finance industries. The company also holds various common stock investments. Berkshire is positioned to provide above average, long term, relatively defensive returns due to its conservative balance sheet.	110	37,354,900	3.5
Nestlé S.A. Nestlé is a well-managed, global food company with a favorably-positioned product portfolio and an excellent balance sheet. Market share, volume growth, pricing power, expense control, and capital management yield durable, above average, total return potential.	345,000	37,351,829	3.5
Amazon.com, Inc. Amazon.com is the world’s largest online retailer and cloud services provider. Headquartered in Seattle, WA., Amazon has individual websites, software development centers, customer service centers and fulfillment centers all over the world with sales of approximately $280B.	18,000	33,261,120	3.1
United Technologies Corporation United Technologies provides products and services to the global aerospace and building industries. The company holds a leading position in many of the markets it serves which augments United Technologies’ ability to generate favorable long-term shareholder yield via growth, dividends and share repurchases.	217,541	32,578,940	3.0
		$459,783,618	42.8%

The statement of
investments as of
December 31, 2019,
shown on pages 8 - 10
includes securities of 64
issuers. Listed here are
the ten largest holdings
on that date.

statement of investments december 31, 2019

General American Investors

	Shares	Common Stocks		Value (Note 1a)
Communication Services (10.5%)	Media and Entertainment (8.0%)
	35,500	Alphabet Inc. (a)		$47,464,210
	186,500	Discovery, Inc. (a)		6,106,010
	76,500	Facebook, Inc. - Class A (a)		15,701,625
	13,160	The Madison Square Garden Company (a)		3,871,540
	49,314	ViacomCBS Inc. - Class B		2,069,709
	80,800	The Walt Disney Company		11,686,104
			(Cost $60,999,210)	86,899,198
	Telecommunication Services (2.5%)
	274,199	GCI Liberty, Inc. - Class A (a)		19,426,999
	384,506	Vodafone Group plc ADR (United Kingdom)		7,432,501
			(Cost $18,544,223)	26,859,500
			(Cost $79,543,433)	113,758,698

Consumer Discretionary (13.0%)	Retailing (13.0%)
	18,000	Amazon.com, Inc. (a)		33,261,120
	4,300	Booking Holdings Inc. (a)		8,831,039
	138,800	eBay Inc.		5,012,068
	79,201	Expedia Group, Inc.		8,564,796
	161,800	Target Corporation		20,744,378
	1,055,037	The TJX Companies, Inc.		64,420,559
			(Cost $47,860,312)	140,833,960

Consumer Staples (13.4%)	Food, Beverage and Tobacco (8.3%)
	225,118	Danone (France)		18,660,848
	83,210	Diageo plc ADR (United Kingdom)		14,014,228
	345,000	Nestlé S.A. (Switzerland)		37,351,829
	140,000	PepsiCo, Inc.		19,133,800
			(Cost $35,621,685)	89,160,705
	Food and Staples Retailing (2.3%)
	85,200	Costco Wholesale Corporation	(Cost $2,574,642)	25,041,984
	Household and Personal Products (2.8%)
	530,000	Unilever N.V. (Netherlands/United Kingdom)	(Cost $15,024,215)	30,456,285
			(Cost $53,220,542)	144,658,974

Energy (6.1%)	1,500,947	Cameco Corporation (Canada)		13,358,428
	100,725	EOG Resources, Inc.		8,436,726
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		99,592
	460,000	Halliburton Company		11,256,200
	1,150,000	Helix Energy Solutions Group, Inc. (a)		11,074,500
	113,000	Phillips 66		12,589,330
	59,000	Pioneer Natural Resources Company		8,930,830
			(Cost $55,729,483)	65,745,606

Financials (21.5%)	Banks (4.5%)
	155,000	JPMorgan Chase & Co.		21,607,000
	110,000	M&T Bank Corporation		18,672,500
	650,000	New York Community Bancorp, Inc.		7,813,000
			(Cost $13,007,925)	48,092,500
	Diversified Financials (5.3%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		37,354,900
	350,000	Nelnet, Inc.		20,384,000
			(Cost $4,084,110)	57,738,900

statement of investments december 31, 2019 - continued

General American Investors

	Shares	Common Stocks (Continued)		Value (Note 1a)
Financials (21.5%) (continued)	Insurance (11.7%)
	70,214	Aon plc (United Kingdom)		$14,624,874
	1,080,000	Arch Capital Group Ltd. (a) (Bermuda)		46,321,200
	295,000	Axis Capital Holdings Limited (Bermuda)		17,534,800
	105,000	Everest Re Group, Ltd. (Bermuda)		29,068,200
	380,000	MetLife, Inc.		19,368,600
			(Cost $34,148,736)	126,917,674
			(Cost $51,240,771)	232,749,074

Health Care (7.3%)	Pharmaceuticals, Biotechnology and Life Sciences (7.3%)
	632,400	Corbus Pharmaceuticals Holdings, Inc. (a)		3,452,904
	333,600	Gilead Sciences, Inc.		21,677,328
	331,527	Intra-Cellular Therapies, Inc. (a)		11,374,691
	516,496	Kindred Biosciences, Inc. (a)		4,379,886
	185,191	Merck & Co., Inc.		16,843,122
	644,323	Paratek Pharmaceuticals, Inc. (a)		2,596,622
	365,808	Pfizer Inc.		14,332,358
	950,000	Valneva SE (a) (France)		2,738,630
	1,306,672	VBI Vaccines, Inc. (a) (Canada)		1,803,207
			(Cost $43,764,304)	79,198,748

Industrials (13.1%)	Capital Goods (5.7%)
	45,000	The Boeing Company		14,659,200
	154,131	Eaton Corporation plc (Ireland)		14,599,288
	217,541	United Technologies Corporation		32,578,940
			(Cost $43,142,640)	61,837,428
	Commercial and Professional Services (5.0%)
	597,895	Republic Services, Inc.	(Cost $8,407,622)	53,589,329
	Transportation (2.4%)
	446,511	Delta Air Lines, Inc.	(Cost $23,062,608)	26,111,963
			(Cost $74,612,870)	141,538,720

Information Technology (20.3%)	Semiconductors and Semiconductor Equipment (7.3%)
	153,652	Applied Materials, Inc.		9,378,918
	170,850	ASML Holding N.V. (Netherlands)		50,561,349
	89,309	Universal Display Corporation		18,403,906
			(Cost $12,395,837)	78,344,173
	Software and Services (6.3%)
	360,686	Microsoft Corporation		56,880,182
	644,655	Nuance Communications, Inc. (a)		11,494,199
			(Cost $18,750,173)	68,374,381
	Technology, Hardware And Equipment (6.7%)
	84,000	Apple Inc.		24,666,600
	600,000	Cisco Systems, Inc.		28,776,000
	152,337	InterDigital, Inc.		8,300,843
	135,000	Lumentum Holdings Inc. (a)		10,705,500
			(Cost $27,589,169)	72,448,943
			(Cost $58,735,179)	219,167,497

Materials (0.7%)	919,669	Cleveland-Cliffs Inc.	(Cost $9,005,496)	7,725,220

Miscellanous (2.6%)	1,477,042	Other (c)	(Cost $25,849,264)	27,959,283

		TOTAL COMMON STOCKS (108.5%)	(Cost $499,561,654)	1,173,335,780

statement of investments december 31, 2019 - continued

General American Investors

	Rights	Rights (a)		Value (Note 1a)
Pharmaceuticals, Biotechnology And Life Sciences (0.0%)	1,415,824	Elanco Animal Health Incorporated/ December 31, 2021/$0.25	(Cost $35,646)	—
		Options (a)
Call Options	Contracts (100 shares each)	Company/Expiration Date/Exercise Price/Notional
Energy (0.1%)	3,322	Transocean Ltd./February 21, 2020/$5/$1,661,000		$661,078
	200	Transocean Ltd./May 15, 2020/$5/$100,000		44,600
			(Cost $270,967)	705,678
Put Options
Diversified Financials (0.0%)	500	Capital One Financial Corporation/ June 19, 2020/$85/$4,250,000		88,500
	750	Capital One Financial Corporation/ June 19, 2020/$90/$6,750,000		190,500
			(Cost $381,660)	279,000

Retailing (0.0%)	1,500	The TJX Companies, Inc./ January 17, 2020/$42.50/$6,375,000	(Cost $493,551)	—

Semiconductors and Semiconductor Equipment (0.1%)	400	Universal Display Corporation/ June 19, 2020/$200/$8,000,000	(Cost $772,500)	848,000

		TOTAL OPTIONS (0.2%)	(Cost $1,918,678)	1,832,678

	Shares	Short-Term Security and Other Assets
	101,920,425	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.48% (d) (9.4%)	(Cost $101,920,425)	101,920,425

TOTAL INVESTMENTS (e) (118.1%)			(Cost $603,436,403)	1,277,088,883
Liabilities in excess of other assets (-0.5%)				(5,274,094)
				1,271,814,789
PREFERRED STOCK (-17.6%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,081,697,614

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At December 31, 2019, the cost of investments and derivatives for Federal income tax purposes was $606,623,333; aggregate gross unrealized appreciation was $687,132,410; aggregate gross unrealized depreciation was $17,448,113; and net unrealized appreciation was $669,684,297.

STATEMENT OF OPTIONS WRITTEN DECEMBER 31, 2019
Call Options	Contracts (100 shares each)	Company/Expiration Date/Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Media and Entertainment (0.0%)	353	World Wrestling Entertainment, Inc./ February 21, 2020/$65/$2,294,500	$175,646	$162,380

Retailing (0.1%)	1,500	The TJX Companies, Inc./ January 17, 2020/$52.50/$7,875,000	371,944	1,305,000

Semiconductors and Semiconductor Equipment (0.1%)	400	Universal Display Corporation/ June 19, 2020/$240/$9,600,000	687,454	552,000

		Total Call Options (0.2%)	1,235,044	2,019,380

Put Options
Media and Entertainment (0.0%)	1,500	Lions Gate Entertainment Corp./ February 21, 2020/$11/$1,650,000	155,519	172,500

		Total Options Written (0.2%)	$1,390,563	$2,191,880

*The maximum cash outlay if all options are exercised is $21,419,500.

(see notes to financial statements)

Statement of Assets and liabilities

General American Investors

Assets	December 31, 2019
Investments, at Value (note 1a)
Common stocks (cost $499,561,654)	$1,173,335,780
Rights (cost $35,646)	—
Purchased options (cost $1,918,678; note 4)	1,832,678
Money market fund (cost $101,920,425)	101,920,425
Total investments (cost $603,436,403)	1,277,088,883
Other Assets
Receivable for securities sold	3,125,119
Dividends, interest and other receivables	2,113,323
Qualified pension plan asset, net excess funded (note 7)	4,078,133
Present value of future office lease payments (note 8)	5,008,827
Prepaid expenses, fixed assets, and other assets	3,506,850
Total Assets	1,294,921,135

Liabilities
Payable for securities purchased	1,501,389
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $1,390,563; note 4)	2,191,880
Accrued compensation payable to officers and employees	1,930,000
Present value of future office lease payments (note 8)	5,008,827
Accrued supplemental pension plan liability (note 7)	6,300,297
Accrued supplemental thrift plan liability (note 7)	4,999,938
Accrued expenses and other liabilities	954,060
Total Liabilities	23,106,346

5.95% CUMULATIVE PREFERRED STOCK, SERIES B - 7,604,687 shares at a liquidation value of $25 per share (note 5)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 24,753,191 shares (note 5)	$1,081,697,614

NET ASSET VALUE PER COMMON SHARE	$43.70

Net Assets Applicable to Common Stock
Common Stock, 24,753,191 shares at par value (note 5)	$24,753,191
Additional paid-in capital (note 5)	391,026,460
Unallocated distributions on Preferred Stock	(219,955)
Total distributable earnings (note 5)	670,326,885
Accumulated other comprehensive loss (note 7)	(4,188,967)
NET ASSETS APPLICABLE TO COMMON STOCK	$1,081,697,614

(see notes to financial statements)

Statement of operations

General American Investors

Income	Year Ended December 31, 2019
Dividends (net of foreign withholding taxes of $462,011)	$18,805,323
Interest	2,460,058
Total Income	21,265,381
Expenses
Investment research	7,528,665
Administration and operations	3,478,691
Office space and general	965,963
Transfer agent, custodian, and registrar fees and expenses	315,078
Directors' fees and expenses	258,518
Auditing and legal fees	269,946
State and local taxes	145,196
Stockholders' meeting and reports	84,992
Total Expenses	13,047,049
Net Investment Income	8,218,332
Realized Gain And Change In Unrealized Appreciation On Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Common stock	62,870,020
Purchased option transactions	(1,038,228)
Written option transactions	(935,515)
60,896,277
Net increase in unrealized appreciation:
Common stocks and rights	230,296,559
Purchased options	(1,732,944)
Written options	(801,317)
227,762,298
Gains and Appreciation on Investments	288,658,575
Net Investment Income, Gains, and Appreciation on Investments	296,876,907
Distributions to Preferred Stockholders	(11,311,972)
Increase in Net Assets Resulting from Operations	$285,564,935

Statements of Changes In Net Assets

	Year Ended December 31,
Operations	2019	2018
Net investment income	$8,218,332	$8,173,881
Net realized gain on investments	60,896,277	59,267,989
Net increase (decrease) in unrealized appreciation	227,762,298	(139,146,694)
	296,876,907	(71,704,824)
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)
Increase (Decrease) In Net Assets Resulting From Operations	285,564,935	(83,016,796)
Other Comprehensive Loss
Funded status of defined benefit plans (note 7)	(224,943)	(1,328,128)
Distributions to Common Stockholders	(59,144,808)	(70,424,179)
Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	25,592,701	22,883,574
Cost of Common Shares purchased	(66,879,473)	(41,808,714)
Decrease In Net Assets - Capital Transactions	(41,286,772)	(18,925,140)
Net Increase (Decrease) In Net Assets	184,908,412	(173,694,243)
Net Assets Applicable To Common Stock
Beginning Of Year	896,789,202	1,070,483,445
End Of Year	$1,081,697,614	$896,789,202

(see notes to financial statements)

FINANCIAL HIGHLIGHTS

General American Investors

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for each year in the five-year period ended December 31, 2019. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$34.51	$40.47	$37.56	$37.74	$39.77
Net investment income	0.33	0.31	0.32	0.30	0.48
Net gain (loss) on common stocks, options and other realized and unrealized	11.78	(3.03)	6.23	3.10	(0.99)
Other comprehensive income (loss)	(0.01)	(0.05)	0.08	0.02	0.02
	12.10	(2.77)	6.63	3.42	(0.49)
Distributions on Preferred Stock:
Dividends from net investment income	(0.07)	(0.06)	(0.04)	(0.04)	(0.12)
Distributions from net capital gains	(0.39)	(0.38)	(0.39)	(0.38)	(0.27)
	(0.46)	(0.44)	(0.43)	(0.42)	(0.39)
Total from investment operations	11.64	(3.21)	6.20	3.00	(0.88)
Distributions on Common Stock:
Dividends from net investment income	(0.39)	(0.29)	(0.30)	(0.33)	(0.34)
Distributions from net capital gains	(2.06)	(2.46)	(2.99)	(2.85)	(0.81)
	(2.45)	(2.75)	(3.29)	(3.18)	(1.15)
Net asset value, end of year	$43.70	$34.51	$40.47	$37.56	$37.74
Per share market value, end of year	$37.74	$28.44	$34.40	$31.18	$31.94
Total Investment Return - Stockholder return, based on market price per share	41.54%	(9.87% )	21.21%	7.59%	(5.34% )
Ratios And Supplemental Data
Net assets applicable to Common Stock end of year (000’s omitted)	$1,081,698	$896,789	$1,070,483	$1,022,535	$1,068,028
Ratio of expenses to average net assets applicable to Common Stock	1.28%	1.20%	1.28%	1.27%	1.17%
Ratio of net income to average net assets applicable to Common Stock	0.81%	0.78%	0.79%	0.78%	1.17%
Portfolio turnover rate	17.76%	23.00%	19.58%	20.29%	14.41%
Preferred Stock
Liquidation value, end of year (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	669%	572%	663%	638%	662%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$27.60	$25.72	$26.59	$25.77	$26.75

(see notes to financial statements)

NOTES TO FINANCIAL STATEMENTS

General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a.Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

1. Significant Accounting Policies - (Continued from previous page.)

generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b.Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c.Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

d.Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

1. Significant Accounting Policies - (Continued from previous page.)

h.Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. Fair Value Measurements

Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of December 31, 2019:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,173,335,780	—	—	$1,173,335,780
Rights	—	—	—	—
Purchased options	1,832,678	—	—	1,832,678
Money market fund	101,920,425	—	—	101,920,425
Total	$1,277,088,883	—	—	$1,277,088,883

Liabilities
Options written	$(2,191,880)	—	—	$(2,191,880)

Transfers among levels, if any, are reported as of the actual date of reclassification. No such transfers occurred during the year ended December 31, 2019.

3. Purchases and Sales of Securities

Purchases and sales of securities (other than short-term securities and options) during 2019 amounted to $198,689,398 and $345,425,755, on long transactions, respectively.

4. options

The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the year ended December 31, 2019 were as follows:

Purchased Options
	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2018	—	—	5,300	$600,557
Purchased	4,022	$357,876	7,158	2,373,352
Exercised	—	—	(2,800)	(317,675)
Expired	(500)	(86,909)	(6,508)	(1,008,523)
Outstanding, December 31, 2019	3,522	$270,967	3,150	$1,647,711

Written Options
	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2018	—	—	—	—
Written	13,981	$4,724,342	6,725	$1,072,154
Terminated in closing purchase transaction	(11,137)	(3,167,259)	(3,625)	(612,843)
Options assigned	(91)	(68,063)	(1,000)	(219,817)
Expired	(500)	(253,976)	(600)	(83,975)
Outstanding, December 31, 2019	2,253	$1,235,044	1,500	$155,519

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

5. Capital Stock and Dividend Distributions

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 24,753,191 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2019.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the 2019 and 2018 were as follows:

	Shares		Amount
	2019	2018	2019	2018
Par Value of Shares issued in payment of dividends and distributions (issued from treasury)	695,832	758,865	$695,832	$758,865
Increase in paid-in capital	—	—	24,896,869	22,124,709
Total increase	695,832	758,865	25,592,701	22,883,574
Par Value of Shares purchased (at an average discount from net asset value of 15.4% and 16.0%, respectively)	(1,926,695)	(1,227,947)	(1,926,695)	(1,227,947)
Decrease in paid-in capital	—	—	(64,952,778)	(40,580,767)
Total decrease	(1,926,695)	(1,227,947)	(66,879,473)	(41,808,714)
Net decrease	(1,230,863)	(469,082)	$(41,286,772)	$(18,925,140)

At December 31, 2019, the Company held in its treasury 7,227,681 shares of Common Stock with an aggregate cost of $242,048,420.

The tax basis distributions during the year ended December 31, 2019 are as follows: ordinary distributions of $10,340,608 and net capital gains distributions of $60,116,172. As of December 31, 2019, distributable earnings on a tax basis totaled $674,526,722 consisting of $4,842,425 from undistributed net capital gains and $669,684,297 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2019. As a result, additional paid-in capital was decreased by $1,300,000 and total distributable earnings was increased by $1,300,000. Net assets were not affected by this reclassification. As of December 31, 2019, the Company had wash loss deferrals of $3,186,930 and straddle loss deferrals of $1,653,522.

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

6. OFFICERS’ COMPENSATION

The aggregate compensation accrued and paid by the Company during the year ended December 31, 2019 to its officers (identified on page 20) amounted to $7,362,500 of which $1,880,000 was payable as of year end.

7. BENEFIT PLANS

The Company has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2019 was $1,220,645. The qualified thrift plan acquired 87,950 shares in the open market, and distributed to former employees 249,152 shares of the Company’s Common Stock during the year ended December 31, 2019. It held 474,462 shares of the Company’s Common Stock at December 31, 2019.

The Company also has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plans provide a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation. The investment policy of the pension plan is to invest not less than 80% of its assets, under ordinary conditions, in equity securities and the balance in fixed income securities. The investment strategy is to invest in a portfolio of diversified registered investment funds (open-end and exchange traded) and an unregistered partnership. Open-end funds and the unregistered partnership are valued at net asset value based upon the fair market value of the underlying investment portfolios. Exchange traded funds are valued based upon their closing market price.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

Obligations and Funded Status of Defined Benefit Plans:	December 31, 2019 (Measurement Date)
	Qualified Plan	Supplemental Plan	Total
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$17,420,456	$5,376,582	$22,797,038
Service Cost	339,370	132,094	471,464
Interest cost	737,824	226,620	964,444
Benefits paid	(1,036,824)	(328,579)	(1,365,403)
Actuarial (gain)/loss	2,970,671	893,580	3,864,251
Projected benefit obligation at end of year	20,431,497	6,300,297	26,731,794
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	20,309,845	—	20,309,845
Actual return on plan assets	5,236,609	—	5,236,609
Employer contributions		328,579	328,579
Benefits paid	(1,036,824)	(328,579)	(1,365,403)
Fair value of plan assets at end of year	24,509,630	—	24,509,630
FUNDED STATUS AT END OF YEAR	4,078,133	(6,300,297)	(2,222,164)
Accumulated benefit obligation at end of year	$19,615,642	$6,132,401	$25,748,043

WEIGHTED-AVERAGE ASSUMPTIONS USED TO DETERMINE OBLIGATION AT YEAR END:

Discount rate: 3.20%

Salary scale assumption: 4.50% for NHCE* and 2.75% for HCE*

Mortality: Pri-2012 mortality table / MP-2019 projection scale with white collar adjustment and contingent survivor mortality

CHANGE IN FUNDED STATUS:	Before	Adjustments	After
Noncurrent benefit asset - qualified plan	$2,889,389	$1,188,744	$4,078,133

LIABILITIES:
Current benefit liability - supplemental plan	$(314,673)	$3,255	$(311,418)
Noncurrent benefit liability - supplemental plan	(5,061,909)	(926,970)	(5,988,879)

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE LOSS CONSIST OF:
Net actuarial (gain)/loss	$3,963,743	$225,224	$4,188,967
Prior service cost	281	(281)	—
ACCUMULATED OTHER COMPREHENSIVE LOSS	$3,964,024	$224,943	$4,188,967

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

7. BENEFIT PLANS - (Continued from previous page.)

WEIGHTED-AVERAGE ASSUMPTIONS TO DETERMINE NET PERIODIC BENEFIT COST DURING YEAR:

Discount rate: 4.20%

Expected return on plan assets**: 7.25% for Qualified Plan; N/A for Supplemental Plan

Salary scale assumption: 4.50% for NHCE* and 2.75% for HCE*

Mortality: RP-2014 Mortality Table scaled back through 2006/MP-2018 Projection Scale without collar adjustment

*NHCE - Non-Highly Compensated Employee; HCE - Highly Compensated Employee.

**Determined based upon a discount to the long-term average historical performance of the plan.

	Qualified Plan	Supplemental Plan	Total
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$339,370	$132,094	$471,464
Interest cost	737,824	226,620	964,444
Expected return on plan assets	(1,514,289)	—	(1,514,289)
Amortization of:
Prior service cost	—	281	281
Recognized net actuarial loss	74,150	17,442	91,592
Net periodic benefit cost	$(362,945)	$376,437	$13,492

The Company’s qualified pension plan owns assets as of December 31, 2019 comprised of $17,451,532 of equity securities and $2,768,732 of money market fund assets classified as Level 1 and $4,289,366 of limited partnership interest which are not classified by level.

EXPECTED CASH FLOWS	Qualified Plan	Supplemental Plan	Total
Expected Company contributions for 2020	—	$311,418	$311,418
Expected benefit payments:
2020	$1,033,043	$311,418	$1,344,461
2021	1,029,421	297,985	1,327,406
2022	1,028,393	283,941	1,312,334
2023	1,046,931	278,925	1,325,856
2024	1,086,172	315,181	1,401,353
2025-2028	5,727,087	1,873,552	7,600,639

The estimated amount that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2020 is $485,421 of net actuarial loss.

8. Operating Lease Commitment

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $594,200 for the year ended December 31, 2019. The Company has the option to extend the lease for an additional five years at market rates. As of December 31, 2019, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2020	$624,000
2021	624,000
2022	624,000
2023	631,000
2024	663,000
Thereafter	2,543,000
Total Remaining Lease Payments	5,709,000
Effect of Present Value Discounting	(700,173)
Present Value of Future Office Lease Payments	$5,008,827

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General American Investors

to the board of directors

and stockholders of

general american investors company, inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of General American Investors Company, Inc. (the “Company”), including the statement of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Company’s auditor since 1949.

New York, NY

February 14, 2020

OFFICERS

General American Investors

Name (age) Employee Since	Principal Occupation During Past 5 Years

Jeffrey W. Priest (57) 2010	President of the Company since 2012 and Chief Executive Officer since 2013
Anang K. Majmudar (45) 2012	Senior Vice-President of the Company effective 2019, Vice-President 2015-2018, securities analyst (general industries)
Andrew V. Vindigni (60) 1988	Senior Vice-President of the Company since 2006, securities analyst (financial services and consumer non-durables)
Eugene S. Stark (61) 2005	Vice-President, Administration of the Company and Principal Financial Officer since 2005, Chief Compliance Officer since 2006
Craig A. Grassi (51) 1991	Vice-President of the Company since 2013, securities analyst and information technology

Name (age) Employee Since	Principal Occupation During Past 5 Years

Liron Kronzon (50) 2016	Vice-President of the Company effective 2019, securities analyst (general industries)

Sally A. Lynch, Ph.D. (60) 1997	Vice-President of the Company since 2006, securities analyst (biotechnology industry)
Samantha X. Jin (45) 2018	Treasurer of the Company and Principal Accounting Officer effective 2019
Linda J. Genid (61) 1983	Corporate Secretary of the Company effective 2016, Assistant Corporate Secretary 2014-2015, network administrator
Connie A. Santa Maria (46) 2015	Assistant Corporate Secretary of the Company effective 2019, Human Resources/Benefits Manager

All information is as of December 31, 2019, unless otherwise noted.

All Officers serve for a term of one year and are elected by the Board of Directors at the time of its annual meeting in April.

The address for each officer is the Company’s office.

service organizations

counsel

Sullivan & Cromwell LLP

independent auditors

Ernst & Young LLP

custodian and accounting agent

State Street Bank and
Trust Company

transfer agent and registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

1-800-413-5499

www.amstock.com

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5, on pages 15 and 16. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2019 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files three Monthly Portfolio Investments Reports (Form N-PORT) with the Securities and Exchange Commission (“SEC”) as of the end of each calendar quarter. The Company’s Forms N-PORT are available on the SEC’s website: www.sec.gov. Copies of Forms N-PORT may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 25, 2019, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

General American Investors

DIRECTORS

General American Investors

Name (age) Director Since	Principal Occupation During Past 5 Years	Current Directorships and Affiliations
Independent Directors
Arthur G. Altschul, Jr. (55) 1995

Chairman and Chief Executive Officer

Overbrook Management Corporation (investment advisory)

Founder and Managing Member

Diaz & Altschul Capital Management, LLC (investment advisory)

Co-Founder and Chairman

Kolltan Pharmaceuticals, Inc. (acquired 2016; pharmaceuticals)

Child Mind Institute, Director The Overbrook Foundation, Vice-Chairman

Rodney B. Berens (74) 2007	Partner Alternative Investment Group (since 2018; investment advisory) Founder, Chairman and Senior Investment Strategist Berens Capital Management, LLC (2000-2018; investment advisory)

The Morgan Library and Museum, Life Trustee and Chairman of Investment Sub-Committee

The Woods Hole Oceanographic Institute, Life Trustee and Member of Investment Committee

Upwell, Director and Chairman of Audit Committee

Spencer Davidson (77) 1995	Chairman of the Board of Company

Clara E. Del Villar (61) 2017

Executive Director,
Senior Initiatives Program

Freedom Works Foundation

Strategic Consultant

Advisor, Strategic Partnerships

Trialogies, Inc. (until 2016; information technology)

Founder, Chief Executive Officer and Editor-in-Chief,

Hispanic Post (2011-2016; digital media)

Tribeca Innovation Awards Foundation, Fellow Women’s Health Symposium, Weill Cornell Medicine, Member of Executive Steering Committee

John D. Gordan, III (74) 1986	Attorney Beazley USA Services, Inc. (2013-2019; insurance)

Betsy F. Gotbaum (81) 2010	Executive Director Citizens Union (since 2017; nonprofit democratic reform) Consultant	Center for Community Alternatives, Director Community Service Society, Trustee Fisher Center for Alzheimer’s Research Foundation, Trustee Visiting Nurse Service of New York, Director

Sidney R. Knafel (89) 1994	Managing Partner SRK Management Company (investment company)

Addison Gallery of American Art, Board of Governors

The Frick Collection, Trustee

Phillips Academy, Charter Trustee Emeritus

Radcliffe Institute for Advanced Study, Dean’s Council

The Rogosin Institute, Director

Wellesley College, Trustee Emeritus

Rose P. Lynch (69) Director since May 2017	Founder and President Marketing Strategies, LLC (consulting firm)	Steven Madden, Ltd., Director Concord Academy, Trustee Princeton University Varsity Club, Director Women and Foreign Policy Advisory Council, Council of Foreign Relations, Member

Henry R. Schirmer (55) 2015

Chief Financial Officer and Member of Executive Board

Randstad (since 2018; human resources)

Chief Financial Officer/
Executive Vice-President

Unilever Europe (2016-2018)

Chief Financial Officer/
Senior Vice-President Finance

Unilever North America (2012-2016; consumer products)

Results for Development Institute, Director

Raymond S. Troubh (93) 1989	Financial Consultant

Interested Director
Jeffrey W. Priest (57) 2013	President and Chief Executive Officer of Company

The Company is a stand-alone fund. All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting. The address for each Director is the Company’s office. All information is as of December 31, 2019.

General American Investors Company, Inc.

530 Fifth Avenue, New York, NY 10036

(212) 916-8400 (800) 436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant’s principal executive and senior financial officers. The code of ethics is available on registrant’s Internet website at http://www.generalamericaninvestors.com/governance/code-of-ethics.php. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant’s audit committee meets the definition of “audit committee financial expert” as the term has been defined by the U.S. Securities and Exchange Commission (the “Commission”). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant’s annual financial for 2019 and 2018 were $176,400 and $172,900, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2019 and 2018 were $34,440 and $38,800 respectively. Such services and related fees for 2019 and 2018 included: review of quarterly employee security transactions and issuance of report thereon ($32,400 and $31,800, respectively) and other audit-related services ($2,040 and $7,000, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant’s federal, state and city income tax returns and excise tax calculations for 2019 and 2018 were $22,700 and $22,250, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2019 or 2018.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2019 and 2018 were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2019 and 2018 were $57,140 and $61,050, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: John D. Gordan, III, Chairman, Arthur G. Altschul, Jr., Rodney B. Berens, Clara E. Del Villar, and Henry R. Schirmer.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General American Investors Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the “Company”) is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company’s portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management’s positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management’s recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future “investors,” among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company’s capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as overreaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2019 and the date of this filing, Mr. Jeffrey W. Priest, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. Mr. Priest has been employed by the registrant since October, 2010, becoming its President in February 2012, and its Chief Executive Officer in January 2013. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant’s net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Priest beneficially owns in excess of $1 million of the registrant’s outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period 2019	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	170,027	36.4070	170,027	2,516,222
08/01-08/31	183,388	35.3670	183,388	2,332,834
09/01-09/30	202,133	36.4862	202,133	2,130,701
10/01-10/31	249,398	36.4199	249,398	1,881,303
11/01-11/30	70,555	36.9743	70,555	1,810,748
12/01-12/31	45,672	36.5482	45,672	1,765,076
Total for period	921,173		921,173

Note-On July 24, 2019, the Board of Directors authorized the repurchase of an additional 2,000,000 shares, of the registrant’s common stock when the shares were trading at a discount from the underlying net asset value by at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, July 1, 2019, there were 686,249 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, December 31, 2019, there were 1,765,076 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period 2019	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	0		0	604,687
08/01-08/31	0		0	604,687
09/01-09/30	0		0	604,687
10/01-10/31	0		0	604,687
11/01-11/30	0		0	604,687
12/01-12/31	0		0	604,687
Total for year	0		0

Note-The Board of Directors has authorized the repurchase of the registrant’s preferred stock when the shares are trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2019, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, December 31, 2019, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors as set forth in the registrant’s Proxy Statement, dated February 19, 2020.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2019, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the “Registrant”), including the principal executive officer (“PEO”) and principal financial officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 31, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal period that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

ITEM 13. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant’s Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(a)(4) There were no changes in independent public accountants.

(b)   The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: February 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/ Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 20, 2020

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: February 20, 2020